Exhibit 99.1

DISTRICT COURT, CITY AND COUNTY OF DENVER,
STATE OF COLORADO.

1437 Bannock Street, Denver, CO 80202

Telephone: (720) 865-8301

DIEGO PELLICER WORLDWIDE, INC., a Delaware
corporation,

Plaintiff,

v.

ROYAL ASSET MANAGEMENT, LLC, a Colorado limited liability company, and NEIL DEMERS, an individual,

Defendants

^COURT USE ONLY^

Attorneys for Plaintiff

Nathanael Archuleta, No. 50075

David J. Furtado, No. 28002

Furtado Law PC

3773 Cherry Creek North Drive, Ste. 575

Denver, CO 80209

Telephone: (303) 755-2929

Facsimile: (303) 309-6463

E-Mail:  nathanael@furtadolaw.com

dfurtado@furtadolaw.com

Case No: Division:
COMPLAINT AND JURY DEMAND

COME NOW Plaintiff Diego Pellicer Worldwide, Inc., by and through its attorneys Furtado Law PC, and submits its complaint and jury demand against the above-named Defendants Royal Asset Management, LLC and Neil Demers, as follows:

I.      PARTIES, JURISDICTION, AND VENUE

1.           Plaintiff Diego Pellicer Worldwide, Inc. (“Diego Pellicer”), is a Delaware corporation that executed commercial leases and a promissory note with Defendant Royal Asset Management, LLC. The commercial leases and the promissory note were executed in Colorado, is governed by Colorado law and pertains to property in Colorado.

2.          Upon information and belief, Defendant Royal Asset Management, LLC, (“RAM”) is a Colorado limited liability company with its principal place of business located at 2949 West Alameda Avenue, Denver, CO 80209 and RAM is authorized to do business in Colorado. Neil Demers is the managing member of RAM.

3.           Upon information and belief, Defendant Neil Demers is an individual, upon information and belief, is a Colorado resident.

4.           This Court has jurisdiction over the subject matter of this action and the parties hereto.

5.           Venue is proper in this Court pursuant to C.R.C.P. 98(c)(1).

II.     FACTUAL ALLEGATIONS

A.	Property Located at 2949 West Alameda Avenue, Denver, CO 80209

6.           On or about July 14, 2014, Diego Pellicer entered into a lease agreement (hereinafter the “Alameda Lease”) with 2949 Alameda, LLC for property located at 2949 W. Alameda Avenue, Denver, CO 80219 (hereinafter the “Alameda Property”).

7.           On or about September 8, 2015, Diego Pellicer entered into a sublease agreement (“hereinafter the “Alameda Sublease”) with RAM for the Alameda Property.

8.           On or about August 1, 2016, Diego Pellicer and 2949 Alameda, LLC executed a first amendment to the Alameda Lease with minor term changes.

9.           On or about August 1, 2018, Diego Pellicer and RAM executed a first amendment to the parties’ sublease. The parties further modified the sublease on December 3, 2018. For the December modification, Diego Pellicer and RAM agreed to extend the term of the sublease until February 29, 2020.

10.         On or about July 31, 2019, Diego Pellicer and 2949 Alameda, LLC executed a second amended to the Alameda Lease with a change to the base rent term.

11.         On or about July 31, 2019, Diego Pellicer also amended its sublease with RAM extending the term of the lease by seven months and acknowledging RAM’s execution of its term extension until February 28, 2015. The sublease also stated that RAM would incur a renewal fee of $100,000.00 if the sublease was terminated early.

12.         Upon information and belief, although Diego Pellicer executed the above agreements with RAM in good faith of future payment from RAM, RAM has failed to pay any amounts under the Alameda Sublease terms and RAM has breached the agreement.

13.         At all times relevant, Diego Pellicer never agreed to forgive any debt of RAM and all agreements above are in fact made with the assumption that any and all debts due and owing were carried over to the subsequent amended agreements.

14.         Upon information and belief, as of March 2, 2021, RAM owed Diego Pellicer $648,531.00 in deferred late rents, $100,000.00 in licensing fees, $395,000.00 in settlement amounts and $337,050.00 in future premiums rent for the Alameda property address pursuant to the Alameda Lease terms. Therefore, RAM has failed to timely pay $1,480,581.00 under the Alameda Lease terms and is in breach of contract.

15.         As a result of RAM’s breach of the Alameda Sublease agreement terms and conditions, Diego Pellicer has incurred damages in an amount to be determined by the trier of fact.

B.	Property Located at 755 S. Jason St. Unit 150, Denver, CO 80223

16.         On or about August 1, 2015, Diego Pellicer as lessee and William P. Vassil, James J. Domenico and James Street, LLC as Lessor executed a lease agreement (hereinafter the “Jason Lease”) for property located at 755 S. Jason St. Unit 150, Denver, CO 80223 (hereinafter the “Jason Property”).

17.         On or about August 1, 2015, Diego Pellicer and RME Group, LLC also executed a sublease agreement (hereinafter the “Jason Sublease”) for the Jason Property. The agreement proscribed various rental payment terms and prices and RME Group, LLC agreed to pay triple net charges (hereinafter referred to as “NNN”) per month for the Jason Property.

18.         On or about October 14, 2015, Diego Pellicer as lessee and William P. Vassil, James J. Domenico and James Street, LLC as Lessor executed an assignment and addendum to the Jason Lease. In the assignment Diego Pellicer assigned his tenant rights and interest to DPOC Jason, LLC.

19.         On or about July 15, 2017, RME Group, LLC sold its ownership of assets, licenses and sublease interests to RAM.

20.         On or about October 4, 2017, Diego Pellicer as sublessee, RME Group, LLC and RAM as sublessor executed an amended sublease agreement to the Jason Sublease. In the agreement RAM agreed to take over RME Group, LLC’s position as sublessor of the original September 8, 2015, sublease for the Jason Property.

21.         Upon information and belief, although Diego Pellicer executed the above agreements with RAM in good faith of future payment from RAM, RAM has failed to pay any amounts under the Jason Sublease terms and RAM has breached the agreement.

22.          At all times relevant, Diego Pellicer never agreed to forgive any debt of RAM and all agreements above are in fact made with the assumption that any and all debts due and owing were carried over to the subsequent amended agreements.

23.          Upon information and belief, as of March 2, 2021, RAM owed Diego Pellicer $356,080.00 in addition to future premium rent of $21,488.00 related to the Jason Sublease.

24.          As a result of RAM’s breach of the Jason Sublease agreement terms and conditions, Diego Pellicer has incurred damages in an amount to be determined by the trier of fact.

C.     Property Located at 4242 Elizabeth Street, Denver, CO 80216

25.          On or about June 12, 2014, Diego Pellicer and Colorado Group Trust f/k/a Shamira, LLC (hereinafter “CGT”) executed a lease agreement (hereinafter the “Elizabeth Lease”) for property located at 4242 Elizabeth Street, Units 1-3, Denver, CO 80216 (hereinafter the “Elizabeth Property”).

26.          On or about September 4, 2015, Shamira, LLC assigned and transferred all of its rights, title and interest in the Elizabeth Property to CGT.

27.          On or about October 23, 2015, Diego Pellicer and CGT executed an amendment to the Elizabeth Lease removing Shamira, LLC as the Landlord of the Elizabeth Property.

28.          On or about September 8, 2015, Diego Pellicer and RAM executed a sublease agreement (hereinafter the “Elizabeth Sublease”) for the Elizabeth Property.

29.          On or about December 30, 2015, Diego Pellicer, RAM and Ventura Product Consulting, LLC executed an amended to the sublease for unit 2 only of the Elizabeth Property. In the amendment to the sublease, Venture Product Consulting, LLC agreed to take over the sublease for unit 2 only.

30.          On or about September 19, 2017, Diego Pellicer and Venture Product Consulting, LLC executed a second amendment to the Elizabeth Sublease. The agreement made minor pricing terms for 2018 and Diego Pellicer agreed that all past due amounts with Venture Product Consulting, LLC through December 31, 2017, were settled.

31.          On or about October 21, 2020, Diego Pellicer and CGT terminated the Elizabeth Lease.

32.          Upon information and belief, although Diego Pellicer executed the above agreements with RAM in good faith of future payment from RAM, RAM has failed to pay any amounts under the Elizabeth Sublease terms and RAM has breached the agreement.

33.          Furthermore, at all times relevant, Diego Pellicer never agreed to forgive any debt of RAM but instead Diego Pellicer and RAM agreed to convert RAM’s debt obligation for unpaid deferred rent into a promissory note. The parties made this agreement on or about October 1, 2020.

34.          Upon information and belief, despite this agreement, RAM has also failed to pay any amount toward the $1,418,480.00 promissory note.

35.          Upon information and belief, as of March 2, 2021, RAM owed Diego Pellicer $1,418,480.00 pursuant to an overdue note, $100,000.00 in licensing fees, $395,000.00 in settlement amounts and $532,634.78 in future premiums rent for the Elizabeth property address pursuant to the Elizabeth Lease terms.

36.          As a result of RAM’s breach of the Elizabeth Sublease agreement terms and conditions and failure to pay the promissory note principal balance, Diego Pellicer has incurred damages in an amount to be determined by the trier of fact.

D.    Promissory Note

37.          Upon information and belief, RAM also entered into a secondary promissory note with Diego Pellicer on April 3, 2018. The sum of the promissory note was $330,000.00 with an eighteen percent per annum interest rate. The outstanding principal and accrued interest were due and payable in full on April 2, 2019.

38.          Upon information and belief, Neil Demers is a personal guarantor of the promissory note.

39.          Upon information and belief, the amount now due under the note is $502,829.59.

40.          Upon information and belief, due to RAM’s words and conduct, RAM has shown a lack of intent to honor the note also.

41.          As a result of RAM’s failure to pay the note, Diego Pellicer has incurred damages in an amount to be determined by the trier of fact.

III.      FIRST CLAIM FOR RELIEF

(Breach of Contract-Alameda Sublease)

42.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-41 as though fully set forth herein.

43.          As stated above, Diego Pellicer and RAM entered into the Alameda Sublease.

44.          Under the terms of the Alameda Sublease, which RAM benefited from, RAM had a contractual duty to pay various forms of rent including deferred rent, licensing fees.

45.          As stated above, due to RAM’s breach of the Alameda Sublease’s terms and conditions in failing to make any payments thereunder, RAM owes Diego Pellicer $648,531.00 in deferred late rents and premium rents, $100,000.00 in licensing fees, $395,000.00 in settlement amounts and $337,050.00 in future premiums rent.

46.          Therefore, RAM has failed to timely pay $1,480,581.00 under the Alameda Sublease terms and is in breach of contract.

47.          Diego Pellicer also continues to incur damages in an amount to be determined by the trier of fact.

IV.      SECOND CLAIM FOR RELIEF

(Breach of Contract-Jason Sublease)

48.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-47 as though fully set forth herein.

49.          As stated above, Diego Pellicer and RAM entered into the Jason Sublease.

50.          Under the terms of the Jason Sublease, which RAM benefited from, RAM had a contractual duty to pay various forms of rent including deferred rent, licensing fees.

51.          As stated above, due to RAM’s breach of the Jason Sublease’s terms and conditions in failing to make any payments thereunder, RAM owes Diego Pellicer $356,080.00 in deferred rent and premium rents, and $21,488.00 in future premium rent.

52.          Diego Pellicer also continues to incur damages in an amount to be determined by the trier of fact.

V.       THIRD CLAIM FOR RELIEF

(Breach of Contract-Elizabeth Sublease and Promissory Note)

53.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-52 as though fully set forth herein.

54.          As stated above, Diego Pellicer and RAM entered into the Elizabeth Sublease.

55.          Under the terms of the Elizabeth Sublease, which RAM benefited from, RAM had a contractual duty to pay various forms of rent including deferred rent, licensing fees.

56.          As stated above, due to RAM’s breach of the Jason Sublease’s terms and conditions in failing to make any payments thereunder, RAM owes $100,000.00 in licensing fees, $395,000.00 in settlement amounts and $532,634.78 in future premiums rent.

57.          Upon information and belief, this demand for payment was made on March 2, 2021.

58.          Upon information and belief, although RAM received a written notice to terminate and demand for payment, RAM still has made no payments towards money owed under the Elizabeth Sublease.

59.          Diego Pellicer also continues to incur damages in an amount to be determined by the trier of fact.

VI.       FOURTH CLAIM FOR RELIEF

(Breach of Contract – Promissory Note Re to Elizabeth Property Address)

60.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-52 as though fully set forth herein.

61.          As stated above, due to RAM’s failure to pay deferred rent payments for the Elizabeth sublease, the parties made a further agreement to convert RAM’s overdue rent payments into a promissory note in the amount of $1,418,480.00.

62.          The promissory note was not personally guaranteed by Neil Demers.

63.          As stated above, RAM has failed to make any payments due and owing under the promissory note terms and RAM is in breach of contract.

64.          As a result of the breach, Diego Pellicer continues to incur damages in an amount to be determined by the trier of fact.

VII.       FIFTH CLAIM FOR RELIEF

(Breach of Contract-Promissory Note)

65.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-64 as though fully set forth herein.

66.          As stated above, Diego Pellicer and RAM entered into a promissory note dated April 3, 2018.

67.          The promissory note was for the principal amount of $330,000.00 with an interest rate of 18% per annum.

68.          Defendant Neil Demers personally guaranteed the note with a personal guaranty.

69.          The promissory note had a maturity date of April 2, 2019.

70.          RAM is liable for the total balance of the promissory note in addition to interest on the balance of the promissory note accruing at 18% per annum from April 3, 2018.

71.          Further, due to RAM’s breach of the promissory note, Diego Pellicer continues to incur damages in an amount to be determined by the trier of fact.

VIII.     SIXTH CLAIM FOR RELIEF

(Breach of Contract-Promissory Note-Personal Guaranty-Neil Demers)

72.          Diego Pellicer incorporates by reference the allegations contained in paragraphs 1-40 as though fully set forth herein.

73.          As stated above, Diego Pellicer and RAM entered into a promissory note dated April 3, 2018.

74.          The promissory note was for the principal amount of $330,000.00 with an interest rate of 18% per annum.

75.          Defendant Neil Demers personally guaranteed the note with a personal guaranty.

76.          The promissory note had a maturity date of April 2, 2019.

77.          Neil Demers is liable for the total balance of the promissory note in addition to interest on the balance of the promissory note accruing at 18% per annum from April 3, 2018 as he guaranteed the promissory note.

78.          Further, due to RAM’s breach of the promissory note, Neil Demers is personally liable for the amounts due under the terms of the promissory note.

79.          Diego Pellicer continues to incur damages in an amount to be determined by the trier of fact.

DIEGO PELLICER DEMANDS A TRIAL BY JURY AT THIS TIME

WHEREFORE, Plaintiff requests this Court enter judgment in its favor and against Defendants as follows:

1.	Breach of contract damages for the breach of the commercial leases;

2.	Interest on the breach commercial leases;

3.	Breach of contract damages for the breach of the promissory notes in addition to contractual interest referenced within the promissory notes;

4.	Interest on the breach of promissory notes amounts due; and,

5.	Attorney fees and costs as allowed under the various leases and their terms and conditions;

Respectfully submitted this 28th day of July 2021.

FURTADO LAW PC

/s/ Nathanael Archuleta

Nathanael Archuleta, No. 50075

David J. Furtado, No. 28002

Furtado Law PC

3773 Cherry Creek North Drive, Ste. 575

Denver, CO 80209

Telephone: (303) 755-2929

Facsimile: (303) 309-6463

E-Mail: nathanael@furtadolaw.com

E-Mail: dfurtado@furtadolaw.com

Attorneys for Plaintiff